UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 18, 2009

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 299-9375

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into Material Definitive Agreement

Offering of Equity Units

On June 18, 2009, Assured Guaranty Ltd., a Bermuda company (the “Company”) and Assured Guaranty US Holdings Inc. (the “Note Issuer”), entered into an Underwriting Agreement (the “Equity Units Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters listed therein (collectively, the “Equity Units Underwriters”), with respect to a registered public offering (the “Equity Units Offering”) of 3,000,000 equity units (the “Equity Units”) for an aggregate stated amount of $150,000,000. The Equity Units Offering is expected to close on June 24, 2009. Pursuant to the Equity Units Underwriting Agreement, the Equity Units Underwriters have a 13-day option to purchase up to an additional 450,000 Equity Units, solely to cover over-allotments, if any.

Each Equity Unit has a stated amount of $50 and will initially consist of: (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date of June 1, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement (as hereinafter defined), a certain number (the “Settlement Rate”) of the Company’s common shares, $0.01 par value per share (the “Common Shares”); and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of 8.50% Senior Notes due June 1, 2014 of the Note Issuer (the “Notes”). The Settlement Rate will be calculated as follows:

•                  If the applicable market value (as defined below) of the Common Shares is equal to or greater than $12.93 (the “threshold appreciation price”), then the Settlement Rate will be 3.8685 Common Shares;

•                  If the applicable market value of the Common Shares is less than the threshold appreciation price but greater than $11.00 (the “reference price”), then the Settlement Rate will be a number of Common Shares equal to $50 divided by the applicable market value; and

•                  If the applicable market value of the Common Shares is less than or equal to the reference price, then the Settlement Rate will be 4.5455 Common Shares.

The “applicable market value” means the average closing price of the Common Shares over the 20-trading day period ending on the third trading day prior to June 1, 2012. The reference price represents the public offering price of the Common Shares in the Common Shares Offering (as defined below).  The threshold appreciation price represents a premium of 17.5% over the reference price. The reference price, threshold appreciation price and settlement rate are subject to anti-dilution adjustments.

The Equity Units Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Note Issuer, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Equity Units Underwriting Agreement set forth above is qualified by reference to the

Equity Units Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will be issued pursuant to an indenture (the “Base Indenture”), dated as of May 1, 2004, among the Note Issuer, the Company, as guarantor, and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, to be dated June 24, 2009 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Note Issuer, the Company, as guarantor, and the Trustee, establishing the terms and providing for the issuance of the Notes.  The Equity Units are being issued pursuant to a Purchase Contract and Pledge Agreement, to be dated June 24, 2009 (the “Purchase Contract and Pledge Agreement”), among the Company, the Bank of New York Mellon, as purchase contract agent and the Bank of New York Mellon, as collateral agent, custodial agent and securities intermediary.

The Indenture provides for customary events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the Note Issuer or the Company, all outstanding Notes under the Indenture will become due and payable immediately.

Under the terms of the Purchase Contract and Pledge Agreement, the Notes are being pledged as collateral to secure the holders’ obligations to purchase the Common Shares under the purchase contracts. The Note Issuer will attempt to remarket the Notes prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement, a form of which is attached as an exhibit to the Purchase Contract and Pledge Agreement.

The Equity Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3 (Registration No. 333-152892) (the “Registration Statement”) that the Company and the Note Issuer initially filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2009. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated June 18, 2009, and prospectus, dated June 16, 2009, relating to the Equity Units Offering.

Offering of Common Shares

On June 18, 2009, the Company entered into an Underwriting Agreement (the “Common Shares Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Common Shares Underwriters”), pursuant to which the Company agreed to sell and the Common Shares Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, 38,500,000 Common Shares in a registered public offering (the “Common Shares Offering”). The Common Shares Offering is expected to close on June 24,

2009.  Pursuant to the Common Shares Underwriting Agreement, the Common Shares Underwriters have a 30-day option to purchase up to an additional 5,775,000 Common Shares.

The Common Shares Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Common Shares Underwriting Agreement set forth above is qualified by reference to the Common Shares Underwriting Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Common Shares have been registered under the Securities Act on the Registration Statement.  The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated June 18, 2009, and prospectus, dated June 16, 2009, relating to the Common Shares Offering.

Item 9.01      Financial Statements and Exhibits

(d)                                 Exhibits.  The following exhibits are being filed herewith:

1.1                                 Underwriting Agreement, dated as of June 18, 2009, between Assured Guaranty Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Banks Securities Inc., as representatives of the several underwriters named therein, relating to the Common Shares Offering.

1.2                                 Underwriting Agreement, dated as of June 18, 2009, among Assured Guaranty Ltd., Assured Guaranty US Holdings Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, relating to the Equity Units Offering.

4.1                                 Form of First Supplemental Indenture, to be dated as of June 24, 2009, between Assured Guaranty US Holdings Inc., Assured Guaranty Ltd. and The Bank of New York Mellon, as trustee (including the form of 8.50% Senior Note due 2014 of Assured Guaranty US Holdings Inc.)

4.2                                 Form of Purchase Contract and Pledge Agreement, to be dated as of June 24, 2009, among Assured Guaranty Ltd., The Bank of New York Mellon, as Purchase Contract Agent, and The Bank of New York Mellon, as Collateral Agent, Custodial Agent and Securities Intermediary

5.1                                 Opinion of Conyers Dill & Pearman

5.2                                 Opinion of Mayer Brown LLP

8.1                                 Opinion of Conyers Dill & Pearman

8.2                                 Opinion of Mayer Brown LLP as to certain tax matters

23.1                           Consent of Conyers Dill & Pearman (contained in Exhibit 5.1 hereto).

23.2                           Consent of Mayer Brown LLP (contained in Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ James M. Michener
James M. Michener
General Counsel

DATE: June 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated as of June 18, 2009, between Assured Guaranty Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Banks Securities Inc., as representatives of the several underwriters named therein, relating to the Common Shares Offering.

1.2

Underwriting Agreement, dated as of June 18, 2009, among Assured Guaranty Ltd., Assured Guaranty US Holdings Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, relating to the Equity Units Offering

4.1

Form of First Supplemental Indenture, to be dated as of June 24, 2009, between Assured Guaranty US Holdings Inc., Assured Guaranty Ltd. and The Bank of New York Mellon, as trustee (including the form of 8.50% Senior Note due 2014 of Assured Guaranty US Holdings Inc.)

4.2

Form of Purchase Contract and Pledge Agreement, to be dated as of June 24, 2009, among Assured Guaranty Ltd., The Bank of New York Mellon, as Purchase Contract Agent, and The Bank of New York Mellon, as Collateral Agent, Custodial Agent and Securities Intermediary

5.1	Opinion of Conyers Dill & Pearman

5.2	Opinion of Mayer Brown LLP

8.1	Opinion of Conyers Dill & Pearman

8.2	Opinion of Mayer Brown LLP as to certain tax matters